EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SINO Payments, Inc. (the "Company") on Form 10-K/A Amendment Number One for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Tan, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: December 18, 2015

/s/ Kenneth Tan

Kenneth Tan

President and Chief Executive Officer

(Principal Executive Officer)